Summary Prospectus February 28, 2013, as supplemented June 28, 2013

ING Global Target Payment Fund

Class / Ticker	A/IGPAX; C/IGPCX; I/IGPIX; R/IGPRX; W/IGPWX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. For free paper or electronic copies of the Prospectus and other Fund information (including the Statement of Additional Information and most recent financial report to shareholders), go to www.INGFunds.com/literature; email a request to Literature_request@INGFunds.com; call 1-800-992-0180; or ask your salesperson, financial intermediary, or retirement plan administrator. The Fund’s Prospectus and Statement of Additional Information, each dated February 28, 2013, as supplemented, and the audited financial statements on pages 7-21 of the Fund’s shareholder report dated October 31, 2012 are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number, or e-mail address noted above.

INVESTMENT OBJECTIVES

The Fund’s primary investment objective is to meet the managed payment policy of the Fund, while seeking to preserve the investors’ capital over the long term. The Fund’s secondary investment objective is to seek the potential for long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in ING Funds. More information about these and other discounts is available from your financial professional and in the discussion in the Sales Charges section of the Prospectus (page 42) or the Statement of Additional Information (page 99).

Shareholder Fees Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
A	5.75	None[1]
C	None	1.00
I	None	None
R	None	None
W	None	None

Annual Fund Operating Expenses[2] Expenses you pay each year as a % of the value of your investment

Class		A	C	I	R	W
Management Fees[3]	%	0.12	0.12	0.12	0.12	0.12
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25	1.00	None	0.50	None
Administrative Services Fees	%	0.10	0.10	0.10	0.10	0.10
Other Expenses	%	0.27	0.27	0.25	0.27	0.27
Acquired Fund Fees and Expenses	%	0.80	0.80	0.80	0.80	0.80
Total Annual Fund Operating Expenses[4]	%	1.54	2.29	1.27	1.79	1.29
Waivers and Reimbursements[5]	%	(0.24)	(0.24)	(0.22)	(0.24)	(0.24)
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	1.30	2.05	1.05	1.55	1.05

1	A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1 million or more.
2	The expense ratio has been adjusted to reflect current contracutal rates.
3	Effective June 12, 2013, the Fund’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.08% of the Fund’s average daily net assets invested in Underlying Funds within the ING Fund Complex; and 0.30% of the Fund’s average daily net assets invested in direct investments, which include, but are not limited to, a security issued by an investment company that is not part of the ING Fund Complex, including exchange-traded funds, a security issued by a non-mutual fund issuer, such as an operating company, and derivative instruments other than call options written by the Fund’s sub-adviser. The Management Fees reflected in the table are calculated based on an estimated investment of 20% of the Fund’s assets in direct investments.
4	Total Annual Fund Operating Expenses may be higher than the Fund’s ratio of expenses to average net assets shown in the Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
5	The adviser is contractually obligated to limit expenses to 1.30%, 2.05%, 1.05%, 1.55%, and 1.05% for Class A, Class C, Class I, Class R, and Class W shares, respectively, through at least March 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless: (i) the adviser provides 90 days written notice of its termination; and (ii) such termination is approved by the Board of Directors; or (iii) the management agreement has been terminated. The obligation is subject to possible recoupment by the adviser within three years.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples show costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Examples also assume that your

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investment had a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
A	Sold or Held	$700	963	1,273	2,220
C	Sold	$308	643	1,130	2,544
	Held	$208	643	1,130	2,544
I	Sold or Held	$107	334	605	1,449
R	Sold or Held	$158	490	872	2,019
W	Sold or Held	$107	334	608	1,465

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Examples, affect the Fund’s performance.

During the most recent fiscal year, the Fund’s portfolio turnover rate was 75% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objectives through a combination of strategic allocation to a diversified portfolio of ING Funds (“Underlying Funds”) invested in global equity; fixed-income, which may include floating rate loans and emerging markets debt; and real estate securities; combined with a managed payment policy (the “Managed Payment Policy”).

The Managed Payment Policy is designed to provide 12 level monthly payments throughout each calendar year. The Fund will make a level payment of $0.045 per share for Class A shares, $0.041 per share for Class C shares, $0.047 per share for each of Class I shares and Class W shares, and $0.044 per share for Class R shares for 2013 based on annual payment rates of 6.40% for Class A shares, 5.65% for Class C shares, 6.65% for each of Class I shares and Class W shares, and 6.15% for Class R shares. The Fund’s sub-adviser, ING Investment Management Co. LLC (“Sub-Adviser”), in its discretion, and with assistance from the Fund’s administrator, will determine a new annual payment rate each January from within the total range for all share classes between 4.25% to 7.25% per annum based on the Fund’s objectives, net asset value evolution, and fee structure of each class of the Fund’s shares, as well as the Sub-Adviser’s assessment of the market environment and its asset allocation views.

The Fund uses a proprietary asset allocation strategy to determine the percentage of the Fund’s net assets to invest in each of the Underlying Funds (the “Target Allocations”). Under normal conditions, approximately 60% of the Fund’s net assets will be allocated to Underlying Funds investing in equity securities; and approximately 40% of the Fund’s net assets will be allocated to Underlying Funds investing in fixed-income securities, including floating rate loans and emerging markets debt. As these are target allocations, the actual allocations of the Fund’s assets may deviate from the percentages shown. The Target Allocations are measured with reference to the primary strategies of the Underlying Funds; actual exposure to equity securities and fixed-income securities will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary strategy. The Sub-Adviser seeks to diversify the Fund’s holdings by including Underlying Funds that invest in companies of all market capitalizations, that invest using a growth style, a value style, or a blend and that invest in companies in both developed countries and countries with emerging securities markets and real estate securities. The fixed-income portion of the Fund will invest in Underlying Funds that invest in both investment-grade securities and non-investment-grade debt securities (commonly known as “junk bonds”). The investment-grade debt securities will have a dollar-weighted average duration between two and ten years. The Fund may also allocate to non-traditional asset classes (also known as alternative strategies) which include commodities.

The Fund may be rebalanced periodically to return to the target allocations. The Fund’s target allocations may be changed, at any time, in accordance with the Fund’s asset allocation process. The Fund may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall in the range of +/- 10% relative to the current Target Allocations. The Sub-Adviser may determine, in light of market conditions or other factors, to deviate by a wider margin in order to protect the Fund, achieve its investment objective or to take advantage of particular opportunities.

In addition to investing in the Underlying Funds, the Fund may also invest up to 20% of its total assets in exchange-traded funds to make tactical allocations and/or to gain exposure to equity securities, fixed-income securities or alternative strategies. The Fund may invest in derivative instruments including futures and swaps (including interest rate swaps, total return swaps, and credit default swaps) to make tactical allocations, as a substitute for taking a position in the underlying asset, to earn income, and to assist in managing cash.

The Fund also employs a strategy (the “Option Strategy”) of writing (selling) call options (each a “Call Option”) on equity indices, baskets of securities, and exchange-traded funds in an attempt to generate gains from option premiums as a means of enhancing payments to shareholders and reducing volatility. The notional value of the Call Options may not exceed 25% of the Fund’s net assets. Because the performance of the securities underlying each Call Option are expected to correlate closely with the performance of one or more Underlying Funds, derivatives, or exchange-traded funds, during the term of each Call Option the Fund will be effectively giving up all or a portion of the benefits it would otherwise realize from a potential increase in the value of such Underlying Funds. Thus, the Option Strategy may limit

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the Fund’s ability to benefit from appreciation of Underlying Funds. At the same time, the premium received in connection with the sale of Call Options may partially offset potential declines in value of the Underlying Funds during periods of declining markets.

The Fund may utilize additional option strategies, including utilizing call spreads, purchase put options, or other types of options.

PRINCIPAL RISKS

You could lose money on an investment in the Fund. The value of your investment in the Fund changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Fund’s or an Underlying Fund’s performance or cause the Fund or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser or Sub-Adviser. There is a risk that the Fund may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund or an Underlying Fund and reduce its returns.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates.

Investment Model   Certain Underlying Funds invest based on a proprietary model managed by the manager. The manager’s proprietary model may not adequately address existing or unforeseen market factors or the interplay between such factors.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

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Managed Payment   The Fund is expected to make monthly payments under its Managed Payment Policy regardless of the Fund’s investment performance. Because these payments will be made from Fund assets, the Fund’s monthly payments may reduce the amount of assets available for investment by the Fund. It is possible for the Fund to suffer substantial investment losses and simultaneously experience additional asset reductions as a result of its payments to shareholders under the Managed Payment Policy. The Fund may, under its Managed Payment Policy, return capital to shareholders ( i.e .. a return of all or part of a shareholder’s original investment in the Fund) which will decrease their cost basis in the Fund and will affect the amount of any capital gain or loss that shareholders realize when selling or exchanging their Fund shares.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Options   The Fund could lose money if it sells call options on securities or indices whose value then rises above the buyer’s exercise price. By selling call options to hedge against the risk of loss on its investments, the Fund could miss out on gains.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Fund. The following bar chart shows the changes in the Fund’s performance from year to year, and the table compares the Fund’s performance to the performance of a broad-based securities market index/indices for the same period. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Fund’s Class A shares. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Other class shares’ performance would be higher or lower than Class A shares’ performance because of the higher or lower expenses paid by Class A shares. The Fund’s past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.INGFunds.com/literature or call 1-800-992-0180.

Calendar Year Total Returns Class A (as of December 31 of each year)

Best quarter: 2nd 2009, 16.65% and Worst quarter: 3rd 2011, (12.28)%

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Average Annual Total Returns% (for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class A before taxes	%	6.84	2.02	N/A	07/01/2008
After tax on distributions	%	4.97	0.36	N/A	—
After tax on distributions with sale	%	4.86	0.95	N/A	—
DJ MP Index[1]	%	11.24	5.13[2]	N/A	—
Class C before taxes	%	11.47	3.22	N/A	08/29/2008
DJ MP Index[1]	%	11.24	5.54[2]	N/A	—
Class I before taxes	%	13.50	3.65	N/A	07/01/2008
DJ MP Index[1]	%	11.24	5.13[2]	N/A	—
Class R before taxes	%	12.98	8.27	N/A	08/05/2011
DJ MP Index[1]	%	11.24	5.07[2]	N/A	—
Class W before taxes	%	13.66	3.63	N/A	07/01/2008
DJ MP Index[1]	%	11.24	5.13[2]	N/A	—

1	The index returns do not reflect deductions for fees, expenses or taxes.
2	Reflects index performance since the date closest to the Class’ inception for which data is available.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
ING Investments, LLC	ING Investment Management Co. LLC

Portfolio Managers
Paul Zemsky, CFA	Heather Hackett, CFA
Portfolio Manager (since 08/08)	Portfolio Manager (since 11/09)

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange is open). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.INGInvestment.com; by writing to us at ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258; or by calling us at 1-800-992-0180.

Minimum Initial Investment $ by share class

Class	A, C	I	R	W
Non-retirement accounts	$10,000	250,000	—	10,000
Retirement accounts	$10,000	250,000	—	10,000
Certain omnibus accounts	$10,000	—	—	—
Pre-Authorized Investment Plan	$10,000	—	—	—

There are no minimums for additional investments except that the Pre-Authorized Investment Plan requires a monthly investment of at least $100.

TAX INFORMATION

The Fund intends to make distributions that may be taxable as ordinary income or capital gains. Under the Fund’s Managed Payment Policy, certain distributions may constitute a return of capital, which will have the effect of reducing your cost basis in the Fund’s shares and thereby increasing the amount of capital gain, if any, or decreasing the amount of capital loss, if any, that you will realize when selling or exchanging Fund shares.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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SPRO-AGTP (0613-062813)